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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Post Effective Amendment No. 1 to Form S-1 Registration Statement No. 333-45481 on Form S-3 of Yurie Systems, Inc. of our report dated February 20, 1998 appearing in this Annual Report on Form 10-K of Yurie Systems, Inc. for the year ended December 31, 1997.

DELOITTE & TOUCHE

Washington, D.C.
March 31, 1997